UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2024 (March 24, 2024)

Global Business Travel Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor
New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 24, 2024, Global Business Travel Group, Inc. a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CWT Holdings, LLC, a Delaware limited liability company (“CWT”), Cape Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Cape Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) and Redwood Drawdown Partners III, LLC, solely in its capacity as the representative of the equityholders (the “Members”) of CWT (the “Member Representative”). Pursuant to the Merger Agreement, among other things, (i) Merger Sub I will merge with and into CWT (the “First Merger”) with CWT surviving the First Merger as an indirect subsidiary of the Company (the “First Merger Surviving Company”) and (ii) the First Merger Surviving Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”) with Merger Sub II surviving the Second Merger as an indirect subsidiary of the Company. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

The Company’s board of directors adopted resolutions determining that it is in the best interests of the Company and its stockholders to enter into the Merger Agreement and to consummate the transactions contemplated thereby. No approval of the Company’s stockholders is required in connection with the Merger Agreement or the transactions contemplated thereby, including the Mergers.

The Merger Agreement values CWT at approximately $570 million on a cash-free and debt-free basis, implying an equity value of approximately $500 million. Subject to certain assumptions and purchase price adjustments, at the closing of the Mergers (the “Closing”), the Company expects to (i) issue to the Members, an aggregate of approximately 72 million shares of its Class A common stock, par value $0.0001 per share (the “Common Stock”), at a price of $6.00 per share, and (ii) pay the Members an aggregate of approximately $70 million of cash on hand.

Conditions to the Mergers

The Closing is subject to certain conditions set forth in the Merger Agreement, including, but not limited to, the: (i) expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the approvals, clearances, non-objections and consents of certain other antitrust and foreign investment authorities, (ii) CFIUS Clearance, (iii) approvals relating to certain foreign ownership, control or influence mitigation plan matters, (iv) absence of any law or order making illegal or otherwise restraining or prohibiting the Mergers; and (v) absence of a Material Adverse Effect on CWT.

Regulatory Efforts

The parties to the Merger Agreement have agreed to use their respective reasonable best efforts to obtain termination or expiration of the waiting period under the HSR Act and such other approvals, consents and clearances as may be necessary, proper or advisable under any foreign antitrust and foreign investment laws, including the CFIUS Clearance, in each case, as soon as practicable. If necessary to receive clearance of the Mergers pursuant to the HSR Act and other antitrust and foreign investment laws, the parties to the Merger Agreement will (and will cause their respective affiliates, if applicable to) take any and all actions necessary, proper, or advisable to (i) satisfy the conditions to the Closing and to complete lawfully the transactions contemplated by the Merger Agreement as soon as practicable and (ii) avoid or prevent the actual or threatened commencement of any legal proceeding by an antitrust or foreign investment authority. Notwithstanding the foregoing, in no event will the parties to the Merger Agreement or their respective affiliates be required to take any action that would, individually or in the aggregate, reasonably be expected to (x) have a material impact on such party or its affiliates or (y) adversely affect the economic benefits to be received by a party and its affiliates as a result of the transaction in any material respect, in each case, measured relative to the size of the Company.

Termination and Fees

The Merger Agreement contains certain termination rights for the Company, on the one hand, and CWT, on the other hand, including the failure of the Mergers to be consummated by the date that is ten (10) months after the date of the Merger Agreement (the “Drop Dead Date”), which may be extended at the option of the Company or CWT to a date that is fourteen (14) months after the date of the Merger Agreement (the “Extended Drop Dead Date”) and subsequently extended to a date that is eighteen (18) months after the date of the Merger Agreement (the “Second Extended Drop Dead Date”), in each case, if all conditions to the Closing, other than certain conditions relating to antitrust laws or foreign investment laws, have been satisfied or waived on or prior to such date. If the Merger Agreement is terminated in certain instances for failure to consummate the Mergers by the Drop Dead Date (as a result of certain conditions relating to antitrust laws or foreign investment laws failing to be satisfied or waived), the Company will be required to pay CWT a termination fee of $32,000,000. If the Company, but not CWT, extends the Drop Dead Date and the Merger Agreement is subsequently terminated in certain instances for failure to consummate the Mergers by the Extended Drop Dead Date (as a result of certain conditions relating to antitrust laws or foreign investment laws failing to be satisfied or waived), the Company will be required to pay CWT a termination fee of $33,500,000. If the Company, but not CWT, extends the Extended Drop Dead Date and the Merger Agreement is subsequently terminated in certain instances for failure to consummate the Mergers by the Second Extended Drop Dead Date (as a result of certain conditions relating to antitrust laws or foreign investment laws failing to be satisfied or waived), the Company will be required to pay CWT a termination fee of $35,000,000 (the applicable fee payable by the Company, the “Reverse Termination Fee”).

Registration Rights Agreement; Lock-Up

At the Closing, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company will agree to register for resale, pursuant to Rule 415 under the Securities Act, shares of its Common Stock that are issued to the Members in connection with the Mergers and who duly execute and deliver a signature page to the Registration Rights Agreement. The Merger Agreement provides that (a) until the date that is ninety (90) days following the date of the Closing, no Member shall, subject to certain exceptions, directly or indirectly, transfer any shares of Common Stock issued to such Member pursuant to the Merger Agreement and (b) from and after the date that is ninety-one (91) days following the date of the Closing until the date that is two hundred and seventy (270) days following the date of the Closing, no Member shall transfer more than fifty percent (50%) of the shares of Common Stock issued to such Member pursuant to the Merger Agreement.

Other Terms of the Merger Agreement

The Company and CWT also made customary representations and warranties in the Merger Agreement and CWT agreed to customary covenants regarding the operation of the business of CWT and its subsidiaries prior to the Closing. The representations, warranties, covenants and agreements of the parties to the Merger Agreement do not survive the Closing, except for those covenants and agreements that by their terms require performance at or after the Closing, and such covenants or agreements shall survive until fully performed. The Company obtained a representation and warranty insurance policy in connection with the Mergers. The Merger Agreement also provides that the Company, on one hand, or CWT, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Closing if the conditions set forth in the Merger Agreement are satisfied.

The foregoing descriptions of the Merger Agreement, the Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete, and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement and the Registration Rights Agreement, each of which is attached as Exhibit 2.1 (with the Registration Rights Agreement attached as an exhibit to the Merger Agreement) and is incorporated by reference herein. The Merger Agreement and the Registration Rights Agreements have been included to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company, Merger Subs, CWT, the Member Representative or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the transaction, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine and the conflicts in the Middle East, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the decisions of market data providers, indices and individual investors; (12) the outcome of any legal proceedings that may be instituted against the Company or CWT following the announcement of the Merger Agreement; (13) the inability to complete the Mergers; (14) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Mergers; (15) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (16) the inability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (17) costs related to the transaction; (18) risks related to the business of CWT or unexpected liabilities that arise in connection with the transaction or the integration of CWT; (19) the risk that the assumptions, estimates and estimated adjustments described in this communication may prove to be inaccurate; and (20) other risks and uncertainties described in the Company’s Form 10-K, filed with the SEC on March 13, 2024, and in the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of March 24, 2024, by and among Global Business Travel Group Inc., Cape Merger Sub I LLC, Cape Merger Sub II LLC, CWT Holdings, LLC and Redwood Drawdown Partners III, LLC, as Member Representative.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 601(b)(2). The Company agrees to furnish supplementally a copy of such exhibits and schedules, or any section thereof, to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS TRAVEL GROUP, INC.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: March 25, 2024